                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statements Nos. 33-61592, 33-45781, 33-35648 and 33-34296 on Form S-8, of our report dated
February 22, 1994 appearing in this Annual Report on Form 10-K of Merisel, Inc. for the year ended December 31, 1993.

Deloitte & Touche

Los Angeles, California
March 24, 1994




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